Exhibit 99.2

HORIZON LINES HRZ LISTED NYSE FINANCIAL INFORMATION AUGUST 17, 2011

Forward-Looking Statements & Use of Non-GAAP Measures Risks, Uncertainties, Other Factors with Respect to “Forward-Looking Statements” The information contained in this presentation should be read in conjunction with our filings made with the Securities and Exchange Commission. This presentation contains “forward-looking statements” within the meaning of the federal securities laws. These forward-looking statements are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. Forward-looking statements are those that do not relate solely to historical fact. They include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events. Words such as, but not limited to, “believe,” “expect,” “anticipate,” “estimate,” “intend,” “plan,” “target,” “projects,” “likely,” “will,” “would,” “could,” and similar expressions or phrases identify forward-looking statements. All forward-looking statements involve risk and uncertainties. In light of these risks and uncertainties, expected results or other anticipated events or circumstances discussed in this presentation might not occur. We undertake no obligation, and specifically decline any obligation, to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise. See the section entitled “Risk Factors” and other disclosures in our Annual Report Form 10-K (our “10-K”) filed with the SEC on March 28, 2011, and in our Quarterly Reports Form 10-Q filed on April 29, 2011 and July 29, 2011 (our “2Q 10-Q”), in each case filed with the Securities Exchange Commission, for a more complete discussion of these risks and uncertainties and for other risks and uncertainties. Those factors and the other risk factors described therein are not necessarily all of the important factors that could cause actual results or developments to differ materially from those expressed in any of our forward-looking statements. Other unknown or unpredictable factors also could harm our results. Consequently, there can be no assurance that actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences. In particular, this presentation includes projections which are dependent on numerous factors mentioned above. Financial projections are necessarily speculative in nature and one or more of the assumptions and estimates underlying these projections may prove not to be valid. We believe the assumptions and estimates underlying these projections to be reasonable, but they are by their very nature inherently uncertain and subject to significant business, economic and competitive risks and uncertainties, many of which are beyond our control to predict or mitigate. We have had to revise our projections downward in the past. Use of Non-GAAP Measures Horizon Lines reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). The Company also believes that the presentation of certain non-GAAP measures, provides useful information for the understanding of its ongoing operations and enables investors to focus on period-over-period operating performance without the impact of significant special items, and thereby enhances the user’s overall understanding of the Company’s current financial performance relative to past performance and provides a better baseline for modeling future earnings expectations. The Company cautions that non-GAAP measures should be considered in addition to, but not as a substitute for, the Company’s reported GAAP results. References to “FSX” are to our trans-Pacific liner service between Asia and the U.S. west coast. Adjusted EBITDA is defined as net income (loss) plus net interest expense, income taxes, depreciation and amortization, legal settlements and contingencies, Department of Justice antitrust investigation costs and related legal expenses, impairment of assets, restructuring costs, union and other severance charges, refinancing costs, and loss on modification/extinguishment of debt. We have provided historical and projected adjusted EBITDA. For historical total consolidated adjusted EBITDA we have provided a reconciliation from net income (loss). We are unable to provide separate reconciliations to domestic and other adjusted EBITDA as some of the items added back to get to adjusted EBITDA are attributable to both domestic and other. We are unable to provide reconciliations for projected adjusted EBITDA as we are unable to project all items that would be included in future net income (loss). This presentation should be read together with our SEC filings, including our 10-K, as amended, and our 2Q 10-Q. HORIZON LINES HRZ LISTED NYSE ALWAYS THERE. ALWAYS DELIVERING

2011 – 2015 Financial Projections

($ in millions)	2011	2012	2013	2014	2015
Operating Revenue					
Total Operating Revenue, Including FSX	$1,259.2	$1,360.6	$1,416.0	$1,472.1	$1,538.2
Total Operating Revenue, Excluding FSX (1)	$1,039.3	$1,096.4	$1,143.1	$1,188.8	$1,244.7
Adjusted EBITDA					
Adjusted EBITDA, Including FSX	$60.4	$87.1	$97.2	$112.8	$134.6
FSX Adjusted EBITDA Losses Removal (1)	50.9	38.7	31.0	32.0	30.7
Sub-Total	**$111.3**	**125.8**	**128.2**	**144.8**	**165.3**
FSX Residual Costs	NA	(16.7)	(16.7)	(16.7)	(16.7)
Adverse Domestic Revenue Impact	NA	(3.5)	(3.5)	(3.5)	(3.5)
Adjusted EBITDA, Excluding FSX (1)	**NA**	**$105.6**	**$108.0**	**$124.6**	**$145.1**

2011 - 2015 projections incorporated above were prepared as of August 17, 2011

(1) While we expect to continue our trans-Pacific service in the near term and to fulfill our obligations to deliver cargo to all port and inland destinations, we are closely monitoring the financial performance of this service. If we do not experience near term financial performance improvements, we will consider all strategic alternatives available. Such alternatives may include, but are not limited to, changing the existing service offering, exploring a vessel sharing agreement with other trans-Pacific carriers, or transitioning out of the trans-Pacific service in its entirety. There is no assurance on what strategic alternative that we will take, and our decisions will depend on, upon other things, the performance of the global economy, the demand for products in the United States, our ability to execute new shipping contracts on favorable terms, and whether our competitors continue to reduce rates.

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HORIZON LINES | HRZ NYSE | Always There. Always Delivering.®

2008 – 2011 Domestic Only Adjusted EBITDA Bridge

($ in thousands)	2008 Domestic Only	Bridge	2009 Domestic Only	Bridge	2010 Domestic Only	Bridge	2011E Domestic Only	1H 2011A Domestic Only	Bridge	2H 2011E Domestic Only	2H 2010A Domestic Only	Bridge	2H 2011E Domestic Only
Total Revenue	$ 1,113,231	$ (134,296)	$ 978,935	$ 21,512	$ 1,000,447	$ 27,845	$ 1,028,292	$ 488,672	$ 50,947	$ 539,619	$ 513,451	$ 26,168	$ 539,619
Detail:													
Revenue Container Rate Impact		8,003		(5,625)		7,693			1,187			536	
Revenue Container Volume Impact		(55,867)		204		(32,656)			19,662			(17,179)	
Bunker and Intermodal Fuel Impact		(75,199)		38,340		58,697			34,072			45,517	
Other		(11,233)		(11,407)		(5,888)			(3,974)			(2,705)	
Total Revenue Variance		**$ (134,296)**		**$ 21,512**		**$ 27,845**			**$ 50,947**			**$ 26,168**	
Expenses													
Vessel	$ 312,985	$ (64,926)	$ 248,595	$ 26,767	$ 274,826	$ 25,214	$ 300,040	$ 149,817	$ 406	$ 150,223	$ 137,370	$ 12,853	$ 150,223
Marine	196,007	(1,151)	195,507	4,477	199,279	(4,905)	194,428	95,719	2,990	98,709	102,757	(3,547)	98,709
Inland	198,289	(27,631)	170,658	4,977	175,635	3,883	179,517	86,817	5,884	92,701	92,846	(145)	92,701
Land	146,614	(9,134)	137,480	5,345	142,825	(1,707)	141,118	69,975	1,167	71,143	73,578	(2,435)	71,143
SG&A	91,057	(7,010)	84,047	(9,021)	75,026	(1,233)	73,793	37,797	(1,801)	35,996	36,528	(532)	35,996
Rolling Stock Rent	44,978	(5,208)	39,770	2,147	41,917	(4,203)	37,714	18,273	1,168	19,441	21,432	(1,991)	19,441
Miscellaneous	2,453	(1,557)	896	(1,443)	(546)	1,289	743	429	(114)	314	(87)	401	314
Total Expenses	**$ 992,384**	**$ (116,618)**	**$ 876,954**	**$ 33,249**	**$ 908,961**	**$ 18,339**	**$ 927,354**	**$ 458,827**	**$ 9,700**	**$ 468,527**	**$ 464,424**	**$ 4,603**	**$ 468,527**
Domestic Adjusted EBITDA	$ 120,847	$ (18,866)	$ 101,981	$ (10,496)	$ 91,486	$ 9,452	$ 100,938	$ 29,846	$ 41,247	$ 71,092	$ 49,027	$ 22,065	$ 71,092
Other Adjusted EBITDA	7,608	5,831	13,439	(8,587)	4,851	(45,348)	(40,497)	(25,341)	10,184	(15,156)	4,607	(19,763)	(15,156)
Consolidated Adjusted EBITDA	**$ 128,455**	**$ (13,035)**	**$ 115,420**	**$ (19,083)**	**$ 96,337**	**$ (35,896)**	**$ 60,441**	**$ 4,505**	**$ 51,431**	**$ 55,936**	**$ 53,634**	**$ 2,302**	**$ 55,936**

2011 projections incorporated above were prepared as of August 17, 2011

The 2008 – 2011 bridges incorporated herein assume only performance associated with the Company's domestic tradelanes (Alaska, Hawaii and Puerto Rico). The 2008 - 2011 domestic only financial information above includes all shared service overhead expenses and certain other expected expenses or expected reductions in revenue that could result if the FSX service was terminated, but excludes any residual FSX costs.

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HORIZON LINES | HRZ NYSE | Always There. Always Delivering.®

2009 – 2Q 2011 Domestic Only Adjusted EBITDA

($ in thousands)	2009 Domestic Only				2010 Domestic Only				2011 Domestic Only	
	Q1	Q2	Q3	Q4	Q1	Q2	Q3	Q4	Q1	Q2
Total Revenue	$231,348	$236,780	$263,322	$247,485	$236,299	$250,697	$257,142	$256,309	$237,827	$250,845
Expenses										
Vessel	60,746	58,233	66,599	63,018	70,457	66,999	65,861	71,509	73,609	76,208
Marine	46,342	45,897	51,542	51,726	47,453	49,069	48,794	53,963	48,652	47,067
Inland	41,908	40,695	44,735	43,319	39,684	43,104	44,604	48,242	42,238	44,579
Land	34,697	33,963	34,945	33,876	34,673	34,575	36,419	37,159	35,067	34,908
SG&A	21,731	22,317	20,239	19,760	19,285	19,213	17,807	18,721	18,749	19,048
Rolling stock rent	10,047	10,081	9,941	9,702	10,194	10,291	10,341	11,091	9,071	9,203
Miscellaneous	258	(354)	815	177	92	(552)	547	(634)	447	(18)
Total Expenses	**215,728**	**210,832**	**228,815**	**221,578**	**221,838**	**222,700**	**224,372**	**240,052**	**227,832**	**230,995**
Domestic Adjusted EBITDA	15,620	25,948	34,507	25,907	14,461	27,997	32,770	16,257	9,995	19,850
Other Adjusted EBITDA	4,323	3,788	3,325	2,002	(1,191)	1,436	3,851	755	(11,776)	(13,565)
Consolidated Adjusted EBITDA	**$ 19,943**	**$ 29,736**	**$ 37,832**	**$ 27,909**	**$ 13,270**	**$ 29,433**	**$ 36,622**	**$ 17,012**	**$ (1,780)**	**$ 6,285**

The 2009 – 2Q 2011 information incorporated herein assumes only performance associated with the Company's domestic tradelanes (Alaska, Hawaii and Puerto Rico). The 2009 – 2Q 2011 domestic only financial information above includes all shared service overhead expenses and certain other expected expenses or expected reductions in revenue that could result if the FSX service was terminated, but excludes any residual FSX costs.

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2008 –2Q 2011 Consolidated Net Loss to Adjusted EBITDA Reconciliation ($ in thousands) Six Six Year Ended Year Ended Year Ended Months Ended Months Ended Dec. 21, 2008 Dec. 20, 2009 Dec. 26, 2010 Dec. 26, 2010 Jun. 26, 2011 Net loss(2,593)$ (31,272)$ (57,969)$ (48,375) (39,487)$ Net (loss) income from discontinued operations(12,946) (4,865) (11,670) (9,646) 830 Net income (loss) from continuing operations 10,353 (26,407) (46,299) (38,729) (40,317) Interest expense, net39,923 38,036 40,117 20,441 23,626 Income tax (benefit) expense (4,153) 10,589 305 302 (1,671) Depreciation and amortization 61,700 58,000 59,521 31,275 30,651 EBITDA 107,823 80,218 53,644 13,289 12,289 Legal settlements and contingencies- 20,000 32,270 32,270 (18,202) Department of Justice antitrust investigation costs 10,711 12,192 5,243 3,255 3,128 Impairment of assets 6,030 1,867 2,655 2,655 2,818 Restructuring costs 3,126 787 2,057 2,057 — Other severance charges 765 306 468 108 2,964 Loss on modification/extinguishment of debt, and- 50 — — 1,508 Refinancing expenses Adjusted EBITDA 128,455$ 115,420$ 96,337$ 53,634$ 4,505 HORIZON LINES HRZ LISTED NYSE ALWAYS THERE. ALWAYS DELIVERING

Quarterly 2009 –2011 Consolidated Net (Loss) Income to Adjusted EBITDA Reconciliation ($ in thousands) Qtr Ended Qtr Ended Qtr Ended Qtr Ended Qtr Ended Qtr Ended Qtr Ended Qtr Ended Qtr Ended Qtr Ended 3/22/096/21/099/20/0912/20/093/21/106/20/109/19/1012/26/103/27/116/26/11Net (loss) income(9,953)$ (31,083)$ 8,438$ 1,326$ (13,244)$ 3,650$ 7,747$ (56,122)$ (34,071)$ (5,416)$ Net (loss) income from discontinued operations( 1, 235) (1,879) (1,526) (225) (1,549) (475) (471) (9,175) (760) 1,590 Net (loss) income from continuing operations( 8, 718) (29,204) 9,964 1,551 (11,695) 4,125 8,218 (46,947) (33,311) (7,006) Interest expense, net9,071 8,934 10,089 9,942 9,830 9,846 9,834 10,608 10,716 12,910 Income tax (benefit) expense (297) 10,561 (46) 371 15 (13) 45 258 (86) (1,585) Depreciation and amortization 14,676 14,674 14,658 13,992 13,899 14,348 15,144 16,130 15,290 15,361 EBITDA 14,732 4,965 34,665 25,856 12,049 28,306 33,241 (19,951) (7,391) 19,680 Legal settlements and contingencies- 20,000 — — — — — 32,270 — (18,202) Department of Justice antitrust investigation costs 4,424 4,062 1,959 1,747 958 1,030 1,475 1,780 2,178 949 Impairment of assets 659 1,208 — — — 1,799 856 — 2,818 Restructuring costs 787 — — — — — — 2,057 — — Other severance charges- — — 306 263 97 107 — 2,813 151 Loss on modification/extinguishment of debt, and- 50 — — — — — — 620 889 Refinancing expenses Adjusted EBITDA 19,943$ 29,736$ 37,832$ 27,909$ 13,270$ 29,433$ 36,622$ 17,012$ (1,780)$ 6,285 HORIZON LINES HRZ LISTED NYSE ALWAYS THERE. ALWAYS DELIVERING